UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2007

SELECT MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-31441	23-2872718
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number)	Identification No.)
4716 Old Gettysburg Road, P.O. Box 2034, Mechanicsburg, PA 17055
(Address of principal executive offices) (Zip Code)
(717) 972-1100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
     On May 1, 2007, Select Medical Corporation (“Select”) completed its previously announced acquisition of substantially all of the outpatient rehabilitation division (the “Division”) of HealthSouth Corporation (“HealthSouth”) pursuant to the Stock Purchase Agreement dated January 27, 2007 between Select and HealthSouth (the “Stock Purchase Agreement”), and the Letter Agreement dated May 1, 2007 between Select and HealthSouth (the “Letter Agreement”). The closing of the sale of certain outpatient rehabilitation clinics has been deferred pending certain state regulatory approvals. Approximately $24 million of the approximately $245 million purchase price was withheld pending receipt of these approvals and transfer of the remaining clinics. The purchase price is subject to a post-closing working capital adjustment. The amount of the consideration was derived through arm’s length negotiations. Select funded the acquisition through borrowings under its senior credit facility and cash on hand. The closing of the acquisition was effective as of 11:59 p.m. on April 30, 2007.
     The above description of Select’s acquisition of the Division is not intended to be complete. It is subject to, and qualified in its entirety by reference to, the Stock Purchase Agreement and Letter Agreement, which are attached as Exhibits 2.1 and 2.2 hereto respectively and incorporated by reference.
Item 7.01 Regulation FD Disclosure
     On May 1, 2007, Select Medical Corporation issued a press release announcing the consummation of its acquisition of the outpatient rehabilitation division of HealthSouth Corporation. A copy of the press release is attached to this report as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
2.1	Stock Purchase Agreement between HealthSouth Corporation and Select Medical Corporation dated January 27, 2007, incorporated by reference to Exhibit 2.1 of Select’s Current Report on Form 8-K filed January 30, 2007.

2.2	Letter Agreement between HealthSouth Corporation and Select Medical Corporation dated May 1, 2007.

99.1	Select Medical Corporation Press Release dated May 1, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL CORPORATION
Date: May 7, 2007	By:	/s/ Michael E. Tarvin
Michael E. Tarvin
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Stock Purchase Agreement between HealthSouth Corporation and Select Medical Corporation dated January 27, 2007, incorporated by reference to Exhibit 2.1 of Select’s Current Report on Form 8-K filed January 30, 2007.

2.2	Letter Agreement between HealthSouth Corporation and Select Medical Corporation dated May 1, 2007.

99.1	Select Medical Corporation Press Release dated May 1, 2007.